Exhibit 99.1

Cardinal Infrastructure Group (CDNL) Announces the Acquisition of A. L. Grading Contractors, Selected Preliminary Estimated Operating Results for 2025, and Updated Consolidated Guidance for 2026

Raleigh, North Carolina - February 18, 2026 - Cardinal Infrastructure Group, Inc., (NASDAQ: CDNL) (“Cardinal” or “the Company”) announced today that it has acquired Sugar Hill, Georgia-based A.L. Grading Contractors (“ALGC”). A fourth-generation, high-growth market leader, ALGC provides comprehensive site development solutions, including grading, underground utilities, erosion control, and clearing, supporting large-scale commercial, industrial, and residential construction in Georgia and South Carolina.

The transaction is the first expansion in the Southeast for Cardinal outside the Carolinas and signifies another step in Cardinal’s growth strategy.

Strategic Highlights

●	ALGC holds a leading position in a high-growth, mission-critical market in Georgia.

o	Expands Cardinal’s footprint into Georgia, a market aligned with broader Southeast trends that support development investment across various end markets.

o	Expected to drive growth through strong alignment with blue-chip customers.

●	The transaction is immediately accretive.

o	ALGC will strengthen the company’s margin profile, as reflected in Cardinal’s revised 2026 consolidated Adjusted EBITDA margin guidance.

o	Evidenced by ALGC’s compelling financial profile, including unaudited annual revenue of $160 million and a 26.3% Adjusted EBITDA margin for the trailing 12 months ended September 30, 2025[1].

●	ALGC is well-positioned to drive margin expansion and valuation uplift through disciplined execution and vertical integration initiatives.

o	Integration expansion enables faster project execution, schedule leadership, and margin enhancement.

o	Deployment of specialized services from the Carolinas into Georgia is expected to compress schedules and expand margins.

●	Combining the companies creates compelling economics.

o	Total consideration of $245.5 million, comprised of an $80 million extension of Cardinal's existing credit facility, $116.9 million in issued equity[2], and $48.6 million in cash, with the equity consideration subject to a six-month post-closing lockup.

o	Conservative pro forma net tangible leverage of 1.27x, below maximum target of 2.5x.

o	Valuation multiple is squarely within Cardinal’s target range.

[1]	Unaudited results for the trailing 12 months ended September 30, 2025. Adjusted EBITDA margin is a non-GAAP financial measure. See Reconciliation of Net Income Attributable to ALGC to Adjusted EBITDA and non-GAAP measures below.

[2]	Composed of 4,186,062 limited liability company units of Cardinal Civil Contracting Holdings LLC and an equal number of shares of Cardinal Class B common stock, and 345,666 of Cardinal Class A common stock.

●	ALGC has a highly experienced leadership team and strong cultural alignment with Cardinal, and they’re collectively committed to building the Southeast’s leading site development contractor.

o	ALGC’s President Lee Wood will continue his strategic leadership responsibilities and is expected to join Cardinal’s board of directors.

o	ALGC’s Vice President Benji Wood will assume the role of chief operating officer for Cardinal.

o	ALGC’s CFO Rick Leeson will continue to serve in his capacity.

Selected Preliminary Estimated 2025 Operating Results for Cardinal Infrastructure Group3

Cardinal also announced today the following selected preliminary estimated 2025 operating results:

●	Full-year revenue in the range of $452.3 million - $459.7 million, representing approximately 45% growth vs. 2024 at the midpoint.

●	Full-year Adjusted EBITDA margin in the range of 17.8% - 18.0%.[4]

●	Record backlog of $678.3 million - $685.7 million, representing approximately 33% growth vs. 2024 at the midpoint, reflecting the strength and durability of demand across Cardinal’s markets.

2026 Consolidated Guidance/Outlook5

Cardinal also announced today the following guidance for the year ending December 31, 2026:

●	Revenue in the range of $664.9 million to $678.3 million.

●	Adjusted EBITDA margin[4] of at least 20%.

[3]	The preliminary estimated financial results for the year ended December 31, 2025, are based on currently available information and reflect Cardinal’s current estimates and assessments.Cardinal has not completed its full year financial closing procedures and controls and governance procedures, and its independent registered public accounting firm has not completed any audit, review or set of procedures with respect to the preliminary estimated financial results and has not expressed any opinion or any other form of assurance with respect thereto. Actual reported results may differ materially from the preliminary results presented as a result of the completion of Cardinal’s financial closing procedures and controls. These preliminary estimated financial results should not be viewed as a substitute for Cardinal’s full audited financial statements prepared in accordance with GAAP. Accordingly, you should not place undue reliance on these preliminary estimated financial results.

[4]	Adjusted EBITDA margin is a non-GAAP financial measure. Cardinal is unable provide the most directly comparable GAAP financial measure or a quantitative reconciliation thereto without unreasonable effort. See “Non-GAAP Measures” below.

[5]	Guidance reflects an estimated 10.5-month contribution from ALGC.

Management Commentary

"We are thrilled to welcome the ALGC team into the Cardinal family as we complete this strategic acquisition," said Jeremy Spivey, CEO of Cardinal Infrastructure Group. "Their exceptional culture and leadership align seamlessly with our values, positioning us for enhanced collaboration and innovation in site development. We look forward to executing our growth strategy through vertical integration and expanding our self-performed service offerings to the Georgia market, exemplifying our commitment to robust expansion and solidifying our position as the Southeast's premier site development platform."

About Lee Wood, Jr.

Lee Wood served as president of ALGC and has built a reputation for instituting strategic growth, operational excellence, and strong relationship-driven leadership. Under his direction, ALGC grew into a full-service site work contractor and now employs more than 300 professionals. He will continue his strategic oversight role and is expected to join Cardinal’s board of directors.

About Benji Wood

Benjamin (Benji) Wood served as vice president of ALGC, overseeing company performance, project execution, client relationships, and strategic growth initiatives. He’s known for combining innovation in operations, efficiency, and field expertise to deliver high-quality site work and infrastructure solutions. After the close of the deal, he will become chief operating officer of Cardinal Infrastructure Group.

About Cardinal

Cardinal Infrastructure Group delivers its suite of comprehensive infrastructure services that support the planning, preparation, installation, and development of residential, commercial, industrial, municipal, and state infrastructure projects through wholly owned, market leading subsidiaries. Cardinal’s operations leverage in-house, highly skilled teams and equipment fleets to deliver wet utility installations (water, sewer, and stormwater systems), as well as grading, site clearing, erosion control, drilling and blasting, paving, and other related site services.

Important Information for Investors and Stockholders

Non-GAAP Measures

This press release includes a discussion of Adjusted EBITDA and Adjusted EBITDA margin, which are “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. Cardinal and ALGC report financial results in accordance with U.S. generally accepted accounting principles (“GAAP”) but believe that certain non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of their respective ongoing operations and is useful for period-over-period comparisons of those operations. Non-GAAP measures should be used in addition to, and not in lieu of, results prepared in conformity with GAAP.

Cardinal is not able to provide the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the forward-looking guidance of estimated Adjusted EBITDA Margin without unreasonable effort due to the inherent uncertainty and difficulty in predicting the timing and amount of certain items, including but not limited to amortization of intangible assets and depreciation, which may be significant and difficult to project with a reasonable degree of accuracy, as the allocation of purchase price to intangible assets and property and equipment has not yet been performed. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond Cardinal’s control, Cardinal is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on Cardinal’s future GAAP financial results.

Reconciliation of Net Income Attributable to ALGC to Adjusted EBITDA

$ in Thousands Unaudited	Trailing 12 Months Ended September 30, 2025
Revenue	$159,851
Net income	33,347
Interest expense, net	46
Income tax expense	1,489
Depreciation and amortization expense	7,138
EBITDA	$42,020
Other	-
Adjusted EBITDA	$42,020
Net Income Margin	20.9%
EBITDA Margin	26.3%
Adjusted EBITDA Margin	26.3%

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Cardinal Infrastructure Group, Inc.’s (“Cardinal”) acquisition (the “ALGC Acquisition”) of A.L. Grading Contractors, Inc., (“ALGC”) and the expected benefits of the ALGC Acquisition. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements involve risks and uncertainties and Cardinal’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this press release include, but are not limited to, the possibility that any of the anticipated benefits of the ALGC acquisition will not be realized to the extent or when expected; the risk that integration of ALGC’s operations with those of Cardinal will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the ALGC acquisition on ALGC’s and Cardinal’s business relationships, operating results and business generally; difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal’s administrative, operational and financial resources, fluctuations in Cardinal’s revenue and the concentration of Cardinal’s business in the Southeastern United States. Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in Cardinal’s Registration Statement on Form S-1 (333-292034) (the “Registration Statement”), and elsewhere in the Registration Statement. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good faith beliefs of Cardinal’s management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. These cautionary statements qualify all forward-looking statements attributable to Cardinal or persons acting on its behalf.

Company Contact:

Cardinal Infrastructure Group, Inc.

Mike Rowe, CFO

919-268-6386

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